                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A
                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 JULY 31, 1998
               Date of Report (Date of earliest event reported)


                         FINE.COM INTERNATIONAL CORP.
             Exact name of registrant as specified in its charter


   STATE OF WASHINGTON              0-22805                     91-1657402
State or Other Jurisdiction    Commission File Number    IRS Employer Identification
     of Incorporation                                              Number



                         1525 FOURTH AVENUE, SUITE 800
                        SEATTLE, WASHINGTON  98101-1648
                     Address of Principal Executive Offices


                                  206-292-2888
                                Telephone Number


The registrant hereby amends Item 7 of its current report on Form 8-K dated July 31, 1998 (filed August 13, 1998) in its entirety to read as follows:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     (i)   Report of Ernst & Young LLP, Independent Auditors
     (ii) Meta4 Digital Design, Inc. Balance Sheets as of December 31, 1996 and 1997, and June 30, 1998 (unaudited)
     (iii) Meta4 Digital Design, Inc. Statements of Operations for the years ended December 31, 1996 and 1997, and the six months ended June 30, 1997 and 1998 (unaudited)
     (iv) Meta4 Digital Design, Inc. Statements of Shareholders' Deficiency for the years ended December 31, 1996 and 1997, and the six months ended June 30, 1998 (unaudited)
     (v) Meta4 Digital Design, Inc. Statements of Cash Flows for the years ended December 31, 1996 and 1997, and the six months ended June 30, 1997 and 1998 (unaudited)
     (vi) Meta4 Digital Design, Inc. Notes to Financial Statements for the year ended December 31, 1997, and the six months ended June 30, 1998 (unaudited)

(b)  PRO FORMA FINANCIAL INFORMATION

     (i) Unaudited Pro Forma Condensed Combined Balance Sheets reflecting fine.com International Corp. as of July 31, 1998
     (ii) Unaudited Pro Forma Condensed Combined Statement of Operations reflecting fine.com International Corp. for the fiscal year ended January 31, 1997 after giving effect to the Business Combination
     (iii) Unaudited Pro Forma Condensed Combined Statement of Operations reflecting fine.com International Corp. for the fiscal year ended January 31, 1998 after giving effect to the Business Combination
     (iv) Unaudited Pro Forma Condensed Combined Statement of Operations reflecting fine.com International Corp. for the six months ended July 31, 1998 after giving effect to the Business Combination
     (v)   Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)  EXHIBITS

Number                                 Description
+ 99.1   Press release dated July 30, 1998: "fine.com International Corp. to
         Acquire Meta4 Digital Designs Inc."
+ 99.2   Agreement and Plan of Merger (exclusive of schedules and exhibits)
         dated as of July 29, 1998 with Meta4 Digital Design, Inc.

----------
+ Filed as an exhibit to Form 8-K dated July 31, 1998 (filed August 13, 1998)

               Report of Ernst & Young LLP, Independent Auditors

The Board of Directors and Shareholders
Meta4 Digital Design, Inc.

We have audited the accompanying balance sheets of Meta4 Digital Design, Inc. as of December 31, 1996 and 1997, and the related statements of operations, shareholders' deficiency, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Meta4 Digital Design, Inc. at December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
Seattle, Washington
September 4, 1998

                          Meta4 Digital Design, Inc.

                                Balance Sheets

                                                     DECEMBER 31,            JUNE 30,
                                                 1996           1997           1998
                                                                           (Unaudited)
ASSETS
Current assets:
 Cash                                           $       -      $ 152,270      $  20,001
 Accounts receivable, less allowances             299,458        155,111        127,205
 Work-in-process                                   17,820         12,336          8,181
 Prepaid expenses and other                         7,640          9,329         17,670
 Note receivable from shareholder                   1,569              -              -
                                                ---------------------------------------
Total current assets                              326,487        329,046        173,057
Equipment and furniture, net                      189,287        241,839        265,598
                                                ---------------------------------------
Other long-term assets                             18,023         42,837         43,837
Total assets                                    $ 533,797      $ 613,722      $ 482,492
                                                =======================================
LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Current liabilities:
 Accounts payable                               $ 320,101      $ 222,599      $ 227,579
 Accrued expenses                                   3,736         18,604         98,152
 Deferred revenue                                 152,739        422,101        380,629
 Note payable to bank                              50,000              -              -
 Notes payable to shareholder, current             84,969         84,969         84,969
 Capitalized lease obligations, current            55,536         67,302         73,056
                                                ---------------------------------------
Total current liabilities                         667,081        815,575        864,385
Notes payable to shareholder, long-term                 -        100,000        100,000
Capitalized lease obligations, long-term           88,050         70,436         83,920
Commitments
Shareholders' deficiency:
 Common stock, no par value:
  Authorized shares  1,000
  Issued and outstanding shares  100 at
   December 31,                                    10,000         10,000         10,000
   1996 and 1997 and June 30, 1998
 Additional paid-in capital                             -         15,000         15,000
 Accumulated deficit                             (231,334)      (397,289)      (590,813)
                                                ---------------------------------------
Total shareholders' deficiency                   (221,334)      (372,289)      (565,813)
                                                ---------------------------------------
Total liabilities and shareholders'             $ 533,797      $ 613,722      $ 482,492
 deficiency                                     =======================================

See accompanying notes.

                          Meta4 Digital Design, Inc.

                           Statements of Operations

                                 YEAR ENDED DECEMBER 31,      SIX MONTHS ENDED JUNE 30,
                                   1996           1997           1997           1998
                                -------------------------------------------------------
                                                                    (Unaudited)
Gross revenue                   $2,376,704     $2,575,318     $1,153,222      $ 802,939
Direct salaries and costs        1,512,853      1,609,364        715,669        485,966
                                -------------------------------------------------------
Gross profit                       863,851        965,954        437,553        316,973
Selling, general, and
 administrative expenses           941,884      1,068,108        573,170        482,587
                                -------------------------------------------------------
Operating loss                     (78,033)      (102,154)      (135,617)      (165,614)

Interest expense                    25,153         63,801         41,807         27,910
                                -------------------------------------------------------
Net loss                        $ (103,186)    $ (165,955)    $ (177,424)     $(193,524)
                                =======================================================

See accompanying notes.

                          Meta4 Digital Design, Inc.

                    Statements of Shareholders' Deficiency

                                                  ADDITIONAL                       TOTAL
                              COMMON STOCK         PAID-IN      ACCUMULATED    SHAREHOLDERS'
                           SHARES      AMOUNT      CAPITAL        DEFICIT        DEFICIENCY
                         ------------------------------------------------------------------

Balance at December 31,       100     $10,000       $            $(128,148)      $(118,148)
 1995
 Net loss                                                         (103,186)       (103,186)
                         ------------------------------------------------------------------
Balance at December 31,       100      10,000                     (231,334)       (221,334)
 1996
 Contribution of
  capital in
  lieu of interest                                   15,000                         15,000
   related to
  loans from
   shareholder
 Net loss                                                         (165,955)       (165,955)
Balance at December 31,       100      10,000        15,000       (397,289)       (372,289)
 1997
 Net loss (unaudited)                                             (193,524)       (193,524)
Balance at June 30,
 1998 (unaudited)             100     $10,000       $15,000      $(590,813)      $(565,813)
                         =================================================================

See accompanying notes.

                          Meta4 Digital Design, Inc.

                           Statements of Cash Flows

                                                             YEAR ENDED DECEMBER 31,          SIX MONTHS ENDED JUNE 30,
                                                              1996             1997             1997             1998
                                                          -------------------------------------------------------------
                                                                                                  (Unaudited)
OPERATING ACTIVITIES
Net loss                                                   $(103,186)       $(165,955)       $(177,424)       $(193,524)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
  Depreciation and amortization                               67,679           93,046           42,392           44,971
  Interest expense related to loans from shareholder               -           15,000           15,000                -
  Net changes in operating assets and liabilities:
   Accounts receivable                                      (185,705)         144,347         (138,527)          27,906
   Work-in-process                                               517            5,484            4,113            4,155
   Prepaid expenses and other assets                          (7,640)          (1,689)            (565)          (8,341)
   Other long-term assets                                     18,316          (23,245)         (19,804)          (1,000)
   Accounts payable                                          219,393          (97,502)          73,223            4,980
   Accrued expenses                                          (29,155)          14,868           26,634           79,549
   Deferred revenue                                          (14,911)         269,362          185,186          (41,472)
                                                           -------------------------------------------------------------
Net cash provided by (used in) operating activities          (34,692)         253,716           10,228          (82,776)

INVESTING ACTIVITY  purchases of equipment and               (72,355)         (86,394)         (77,112)         (13,013)
 furniture
FINANCING ACTIVITIES
Decrease in note payable to bank                                   -          (50,000)               -                -
Proceeds from sales-leaseback agreement                       95,613                -                -                -
Principle payments on capital lease obligations              (41,061)         (65,052)         (22,511)         (36,480)
Increase in notes payable to shareholder                      50,222          100,000          100,000                -
                                                           -------------------------------------------------------------
Net cash provided by (used in) financing activities          104,774          (15,052)          77,489          (36,480)
                                                           -------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents          (2,273)         152,270           10,605         (132,269)

 Cash at beginning of period                                   2,273                -                -          152,270
                                                            -----------------------------------------------------------
 Cash at end of period                                      $      -        $ 152,270        $  10,605        $  20,001
                                                            ===========================================================
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                               $ 22,762        $  38,336        $  11,892        $  11,735
                                                            ===========================================================
Equipment acquired through capitalized lease                $135,417        $  59,204        $       0        $  55,719
 obligations                                                ===========================================================

See accompanying notes.

                          Meta4 Digital Design, Inc.

                        Notes to Financial Statements

                               December 31, 1997
                 (Information as of June 30, 2998 and for the
             six months ended June 30, 1997 and 1998 is unaudited)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS

Meta4 Digital Design, Inc. (the Company) was incorporated in the state of Delaware on March 30, 1995. The Company plans, develops, maintains, and hosts World Wide Web (Web) sites for major national and international corporate clients and others, utilizing marketing expertise and state-of-the-art interactive database compilation and dissemination techniques and technologies.

UNAUDITED INTERIM FINANCIAL INFORMATION

The financial information as of June 30, 1998 and for the six months ended June 30, 1997 and 1998 is unaudited, but includes all adjustments that the Company considers necessary for a fair presentation of the financial position at such dates and the operations and cash flows for the periods then ended. Operating results for the six months ended June 30, 1998 are not necessarily indicative of results that may be expected for the entire year.

REVENUE RECOGNITION

The Company accounts for contracts under the percentage-of-completion method. Estimated contract earnings are reviewed periodically as work progresses. If such estimates indicate a loss would be incurred on the contract, the estimated amount of such loss would be recognized in the period the estimated loss was determined. All other revenue is recorded on the basis of time and material for the performance of services.

EQUIPMENT AND FURNITURE

Equipment and furniture are recorded at cost or, in the case of leased assets under capital leases, at the lower of present value of the future lease payments or fair market value. Deprecation and amortization are computed using the straight-line method over the estimated useful lives of equipment, generally three to seven years. Amortization of assets recorded under capital leases is included with depreciation expense. Repairs and maintenance that do not improve or extend the lives of the respective assets are expensed in the period incurred.

                          Meta4 Digital Design, Inc.

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

The Company has elected to be taxed as an S corporation under the provisions of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its income. Instead, the shareholders are liable for individual federal income taxes on the Company's taxable income.

ADVERTISING

Advertising costs are expensed as incurred. Advertising expense was $40,752 and $13,087 in the fiscal years ended December 31, 1996 and 1997, respectively, and $13,041 and $5,278 for the six months ended June 30, 1997 and 1998, respectively.

RISKS AND UNCERTAINTIES

Financial instruments that potentially subject the Company to a concentration of credit risk consist principally of accounts receivable. The Company's customer base is concentrated in a few large customers. The Company does not require collateral or other security to support credit sales, but provides an allowance for bad debts based on historical experience and specific identification. The following is a detail of customers that accounted for greater than 10% of gross revenue in the respective years:

                                             YEAR ENDED DECEMBER 31,
                                              1996            1997
                                             ----------------------
GE Corporate                                   90%             60%
Fuji USA                                        -              20%

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          Meta4 Digital Design, Inc.

2. ACCOUNTS RECEIVABLE

Accounts receivable are comprised of the following:

                                               DECEMBER 31,            JUNE 30,
                                           1996           1997           1998
                                        -----------------------------------------
Receivables assigned to factor           $               $ 452,785      $
Less advances from factor                                 (398,491)

Due from factor                                             54,294
Unfactored accounts receivable              362,840        119,911        129,503
Allowance for bad debts                     (63,382)       (19,094)        (2,298)
                                           $299,458      $ 155,111       $127,205
                                        =========================================

Pursuant to a factoring agreement, the Company sells certain receivables, with full recourse, to an unrelated third party. The factoring charge amounts to 3% of the receivables assigned. The Company's obligations to the purchaser are collateralized by substantially all of the assets of the Company. As of April 30, 1998, all amounts under the factoring agreement had been collected and the agreement was terminated.

3.  ALLOWANCE FOR DOUBTFUL ACCOUNTS

Activity in the allowance for doubtful accounts is summarized as follows:

                                                  DECEMBER 31,            JUNE 30,
                                              1996           1997           1998
                                        -----------------------------------------
Beginning balance                          $ 28,625       $ 63,382       $ 63,382
Additions charged to expense                 63,382         19,094          2,298
Write-offs, net                             (28,625)       (63,382)       (63,382)
                                        -----------------------------------------
Ending balance                             $ 63,382       $ 19,094       $  2,298
                                        =========================================

                          Meta4 Digital Design, Inc.

4.  EQUIPMENT AND FURNITURE

Equipment and furniture consist of the following:

                                                 DECEMBER 31,            JUNE 30,
                                             1996           1997           1998

Computer equipment                        $ 257,830      $ 373,370      $ 441,302
Office furniture and equipment               37,827         59,862         60,661

                                            295,657        433,232        501,963
Accumulated depreciation and               (106,370)      (191,393)      (236,365)
 amortization
                                          $ 189,287      $ 241,839      $ 265,598
                                     ============================================

5.  NOTE PAYABLE TO BANK

At December 31, 1996, the Company had a $50,000 note payable bearing interest at prime plus 1.5% (9.75% at December 31, 1996). The note was secured by substantially all of the assets of the Company and a personal guarantee of one shareholder, and was paid in full in October 1997.

6.  NOTES PAYABLE TO SHAREHOLDER

The Company has various promissory notes payable to one shareholder totaling $84,969 and $184,969 as of December 31, 1996 and 1997, respectively. The notes bear interest at 8.5% 12.5%, and $84,969 of the notes are secured by substantially all of the assets of the Company. As of December 31, 1997, four notes totaling $84,969 were in default and are payable on demand; the remaining $100,000 note matures on January 1, 1999. The Company recorded interest expense related to these notes of $2,847 and $21,464 for the fiscal years ended December 31, 1996 and 1997, respectively, and $14,489 and $11,220 for the six months ended June 30, 1997 and 1998, respectively. The principal and accrued interest on these promissory notes were converted into fine.com International Corp. (fine.com) common stock on July 31, 1998 (see Note 11).

                          Meta4 Digital Design, Inc.

7.  LEASE COMMITMENTS

The Company leases certain computer and office equipment under capital and operating leases, which expire at various dates through September 2002. The Company also leases office space under an operating lease with an initial term of five years, expiring in March 2002, which has an option to renew for an additional five years. During the initial five-year lease period, lease payments escalate at a rate of $3,550 per year. Rental expense for operating leases was $152,779 and $181,230 for the fiscal years ended December 31, 1996 and 1997, respectively, and $85,213 and $109,840 for the six months ended June 30, 1997 and 1998, respectively.

In March 1996, the Company entered into a sales and leaseback agreement for certain of its equipment and furniture for approximately $95,613. No gain or loss was recognized on this transaction. For accounting purposes, the Company has treated this transaction as a capital lease. Payments are due in installments through the year 1999. Depreciation on the properties has been reflected in accordance with the Company's normal accounting practices.

Future minimum lease payments by year and in the aggregate under all noncancelable operating and capital leases with terms in excess of one year at December 31, 1997 are as follows:

                                           OPERATING       CAPITAL
YEARS ENDING                                 LEASES         LEASES
------------------------------------------------------------------
1998                                        $206,524      $ 86,748
1999                                         172,378        59,387
2000                                         163,310        13,344
2001                                         143,113         6,830
2002                                          35,500         5,123
                                         -------------------------
                                            $720,825       171,432
                                         ===========
Less amount representing interest                          (33,694)
                                                          --------
Present value of net minimum lease payments               $137,738
                                                          ========

The present value of net minimum lease payments is calculated based on interest rates that were determined to be applicable at the inception of the leases.

                          Meta4 Digital Design, Inc.

7.  LEASE COMMITMENTS (CONTINUED)

The capital leases are for computer and office equipment, which are included in property and equipment as follows:

                                             DECEMBER 31,            JUNE 30,
                                         1996           1997           1998
                                       --------------------------------------
Computer equipment                     $159,499      $ 218,703      $ 274,422
Office furniture and equipment           33,464         33,464         33,464
                                       --------------------------------------
                                        192,963        252,167        307,886
Less accumulated amortization           (51,506)      (107,568)      (135,178)
                                       $141,457      $ 144,599      $ 172,708
                                       ======================================

8.  SHAREHOLDERS' DEFICIENCY

On January 23, 1997, the Company had a sole shareholder who sold one-third of his ownership in the Company to another individual in exchange for continued financial support of the Company through below-market interest rates on loans. The Company has accounted for this incremental interest of $15,000 as a contribution of capital and related interest expense.

9.  EMPLOYEE BENEFIT PLAN

The Company provides a defined contribution 401(k) plan covering employees meeting certain eligibility requirements (generally, 21 years of age and six months of service). Participants of the plan may contribute from 1% to 15% of their annual compensation. Company contributions are discretionary. Employee contributions and earnings on such contributions vest immediately. Employer contributions and earnings on such contributions vest proportionate to the employee's years of service, with 100% vesting occurring at three years of service. There were no employer contributions during 1996 or 1997.

                          Meta4 Digital Design, Inc.

10.  CONTINGENCIES

The Company is a defendant in a lawsuit in the Superior Court of New Jersey (Law Division) Essex County titled Sheryl A. Goldstein vs. Meta4 Digital Design, Inc. The plaintiff alleges nonpayment of sales commissions claimed to be due to her under her employment agreement. Damages are currently claimed against Meta4 in the amount of $123,375 plus unspecified compensatory damages and attorney fees. Although the ultimate outcome of this case cannot be determined at this time, the Company does not believe the case has merit and no provision for loss has been recorded.

11.  SUBSEQUENT EVENT  BUSINESS COMBINATION WITH FINE.COM INTERNATIONAL CORP.

On July 29, 1998, the Company and fine.com International Corp. (fine.com) entered into a definitive merger agreement, pursuant to which the Company became a wholly owned subsidiary of fine.com as of July 31, 1998. According to the agreement, the Company's shareholders received 2,167.49 shares of fine.com common stock for each share of the Company's common stock (a total of 216,749 shares were issued) valued at $1,100,000. Additionally, at the effective date of the merger, the then-outstanding notes payable to shareholder of $187,300 were converted into 36,906 shares of fine.com common stock. The transaction was a tax-free reorganization and was accounted for as a pooling of interests. Additionally, by the terms of the merger agreement, the selling shareholders have agreed to indemnify the Company for up to $75,000 in the event that the lawsuit referenced in note 10 above is settled unfavorably.

12.  YEAR 2000 (UNAUDITED)

The Company's services and products are designed to be Year 2000 compliant and do not contain any date- or time-dependent code strings, fields, variables, or other mechanisms that inhibit their use or reliability following the turn of the century. In addition, the Company believes that its internal systems are Year 2000 compliant. However, there can be no guarantee that the systems of other companies on which the Company relies or does business with are Year 2000 compliant and would not have an adverse effect on the Company's business.

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
                    REFLECTING FINE.COM INTERNATIONAL CORP.
                AFTER GIVING EFFECT TO THE BUSINESS COMBINATION
                              AS OF JULY 31, 1998

                                                                               Pro Forma        Pro Forma
                                            fine.com           Meta4          Adjustments       Combined
                                          ---------------------------------------------------------------
ASSETS
Current assets:
Cash and cash equivalents                 $   598,294        $   12,683                       $   610,977
Marketable securities                         365,195                 0                           365,195
Accounts receivable, net                    1,265,595           245,239                         1,510,834
Work-in-progress                              293,929             6,796                           300,725
Other                                         321,427            15,225                           336,652
                                          ---------------------------------------------------------------
       Total current assets                 2,844,440           279,943                         3,124,383
Marketable securities                       1,825,236                 0                         1,825,236
Equipment & furniture, net                  1,180,777           277,264                         1,458,041
Other                                         107,761            43,837                           151,598
Total assets                              $ 5,958,214        $  601,044        $       0      $ 6,559,258
                                          ===============================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable                          $   462,508        $  241,277                       $   703,785
Accrued expenses                               48,972            84,370        $ (29,600)         103,742
Deferred revenue                               81,645           479,798                           561,443
Other                                           1,293           239,277          (84,969)         155,601
                                          ---------------------------------------------------------------
       Total current liabilities              594,418         1,044,722         (114,569)       1,524,571

Long term obligations                               0           196,321         (100,000)          96,321

Shareholders' equity:
Common stock                                6,686,440            10,000          184,969        6,881,409
Accumulated deficit                        (1,240,335)         (649,999)          29,600       (1,860,734)
Other comprehensive loss                      (82,309)                0                           (82,309)
                                          ---------------------------------------------------------------
Total shareholders' equity                  5,363,796          (639,999)         214,569        4,938,366
Total liabilities and
 shareholders' equity                     $ 5,958,214        $  601,044        $       0      $ 6,559,258
                                          ===============================================================

See accompanying notes.

                         UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                    REFLECTING FINE.COM INTERNATIONAL CORP.
                AFTER GIVING EFFECT TO THE BUSINESS COMBINATION
                       FISCAL YEAR ENDED JANUARY 31, 1997

                                      fine.com           Meta4
                                     Year Ended        Year Ended
                                     January 31,      December 31,       Pro Forma        Pro Forma
                                        1997              1996          Adjustments       Combined
                                     --------------------------------------------------------------
Gross revenue                         $1,485,869       $2,376,704                        $3,862,573
Direct salaries and costs                774,242        1,512,853                         2,287,095
                                      -------------------------------------------------------------
Gross profit                             711,627          863,851                         1,575,478
Selling, general and
 administrative expenses                 514,059          941,884           $ (664)       1,455,279
                                      -------------------------------------------------------------
Operating income (loss)                  197,568          (78,033)             664          120,199
Interest income                                0                0                                 0
Interest expense                          (8,840)         (25,153)           2,847          (31,146)
                                      -------------------------------------------------------------
Income (loss) before
 income taxes                            188,728         (103,186)           3,511           89,053
Provision for income taxes                64,454                0                            64,454
Net income (loss)                     $  124,274       $ (103,186)          $3,511       $   24,599
                                      =============================================================

Diluted net income (loss)
 per share                                 $0.12       $(1,031.86)                            $0.02

Shares used in computation
 of diluted net income
 (loss) per share:                     1,072,788              100                         1,306,739

See accompanying notes.

                         UNAUDITED PRO FORMA CONDENSED
                       COMBINED STATEMENT OF OPERATIONS
                    REFLECTING FINE.COM INTERNATIONAL CORP.
                AFTER GIVING EFFECT TO THE BUSINESS COMBINATION
                      FISCAL YEAR ENDED JANUARY 31, 1998

                                 fine.com           Meta4
                                Year Ended       Year Ended
                                January 31,     December 31,       Pro Forma        Pro Forma
                                   1998             1997          Adjustments       Combined
                                --------------------------------------------------------------
Gross revenue                    $3,448,084       $2,575,318                        $6,023,402
Direct salaries and costs         2,292,206        1,609,364                         3,901,570
                                --------------------------------------------------------------
Gross profit                      1,155,878          965,954                         2,121,832
Selling, general and
 administrative expenses          1,168,776        1,068,108        $ 6,596          2,243,480
                                --------------------------------------------------------------
Operating loss                      (12,898)        (102,154)        (6,596)          (121,648)
Interest income                     176,535                0                           176,535
Interest expense                    (36,388)         (63,801)        36,464            (63,725)
                                --------------------------------------------------------------
Income (loss) before
 income taxes                       127,249         (165,955)        29,868             (8,838)

Provision for income taxes           46,567                0                            46,567
Net income (loss)                $   80,682       $ (165,955)       $29,868         $  (55,405)
                                 =============================================================

Diluted net income (loss)
 per share                            $0.05       $(1,659.55)                           $(0.03)


Shares used in computation
 of diluted net income
 (loss) per share:                1,763,975              100                         2,017,630



See accompanying notes.

                         UNAUDITED PRO FORMA CONDENSED
                       COMBINED STATEMENT OF OPERATIONS
                    REFLECTING FINE.COM INTERNATIONAL CORP.
                AFTER GIVING EFFECT TO THE BUSINESS COMBINATION
                        SIX MONTHS ENDED JULY 31, 1998

                                fine.com             Meta4
                             6 Months Ended     6 Months Ended       Pro Forma        Pro Forma
                              July 31, 1998      June 30, 1998      Adjustments       Combined
                             ------------------------------------------------------------------
Gross revenue                   $ 1,925,470       $  802,939                        $ 2,728,409
Direct salaries and costs         1,511,433          485,966                          1,997,399
                             ------------------------------------------------------------------
Gross profit                        414,037          316,973                            731,010
Selling, general and
 administrative expenses          2,139,352          482,587                          2,621,939
                             ------------------------------------------------------------------
Operating loss                   (1,725,315)        (165,614)                        (1,890,929)
Interest income                     146,669                0                            146,669
Interest expense                     (2,007)         (27,910)         $11,221           (18,696)
                             ------------------------------------------------------------------
Income (loss) before
 income taxes                    (1,580,653)        (193,524)          11,221        (1,762,956)

Benefit for income taxes           (120,000)               0                           (120,000)
Net income (loss)               $(1,460,653)      $ (193,524)         $11,221       $(1,642,956)
                             ==================================================================

Diluted net income (loss)
 per share                           $(0.61)      $(1,935.24)                            $(0.62)

Shares used in computation
 of diluted net income
 (loss) per share:                2,413,557              100                          2,667,212

See accompanying notes.

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


1.  PERIODS COMBINED

    The unaudited pro forma condensed combined statement of operations is based upon the respective historical financial statements of fine.com International Corp. ("fine.com") and Meta4 Digital Design, Inc. ("Meta4") and should be read in conjunction with such historical financial statements and the notes thereto. The historical financial statements of fine.com for the fiscal years ended January 31, 1997 and 1998 and the six months in the period ended July 31, 1998, have been combined with the historical financial statements of Meta4 for its fiscal year ended December 31, 1996 and 1997 and the six months in the period ended June 30, 1998.

2.  BASIS OF PRESENTATION

    The unaudited pro forma combined condensed financial statements reflect the issuance of 253,655 shares of fine.com common stock, which were exchanged for all of the outstanding shares and promissory notes payable to shareholder of Meta4 on July 31, 1998. The transaction has been accounted for on a "pooling of interests" basis.

3.  PRO FORMA INCOME (LOSS) PER SHARE

    The pro forma combined diluted income (loss) per share is based on the combined weighted average number of common shares of fine.com and Meta4 outstanding during the periods using the exchange ratio. All stock options have been excluded from the computation of pro forma combined diluted net loss per share because all such securities are anti-dilutive for the period presented.

4.  CONFORMING AND PRO FORMA ADJUSTMENTS

    There were no transactions between fine.com International Corp. and Meta4 Digital Design, Inc. during any period prior to the merger. Pro forma adjustments have been made to the historical statements of operations to reflect the reversal of certain fees earned and interest expense incurred by Meta4 related to transactions with one of its shareholders. In addition, the impact of conforming accounting policies is not material.

                                  SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 9, 1998

                                       FINE.COM INTERNATIONAL CORP.

                                       By:     /s/ James P. Chamberlin
                                       ----------------------------------------
                                               James P. Chamberlin
                                               Chief Financial Officer